Regulatory matters	6 Months Ended
Jun. 30, 2024
Regulated Operations [Abstract]
Regulatory matters	Regulatory matters
The operating companies within the Regulated Services Group are subject to regulation by the respective regulators of the jurisdictions in which they operate. The respective regulators have jurisdiction with respect to rate, service, accounting policies, issuance of securities, acquisitions and other matters. Except for Suralis, these utilities operate under cost-of-service regulation as administered by these authorities. The Company’s regulated utility operating companies are accounted for under the principles of Regulated Operations (“ASC 980”). Under ASC 980, regulatory assets and liabilities that would not be recorded under U.S. GAAP for non-regulated entities are recorded to the extent that they represent incurred charges or credits that are probable of being recovered from or refunded to customers through the rate setting process.
At any given time, the Company can have several regulatory proceedings underway. The financial effects of these proceedings are reflected in the unaudited interim condensed consolidated financial statements based on regulatory approval obtained to the extent that there is a financial impact during the applicable reporting period. The following regulatory proceedings were recently completed:

Utility	State, Province or Country	Regulatory Proceeding Type	Details
BELCO	Bermuda	General Rate Case ("GRC")
On September 30, 2021, filed its revenue allowance application in which it requested a $34,800 increase for 2022 and a $6,100 increase for 2023. On March 18, 2022, the Regulatory Authority ("RA") approved an annual increase of $22,800, for a revenue allowance of $224,100 for 2022 and $226,200 for 2023. The RA authorized a 7.16% rate of return, comprised of a 62% equity and an 8.92% return on equity ("ROE"). In April 2022, BELCO filed an appeal in the Supreme Court of Bermuda challenging the decisions made by the RA through the recent Retail Tariff Review. On February 23, 2024, the Bermuda Supreme Court issued an order denying the BELCO appeal.

BELCO	Bermuda	GRC
On October 17, 2023, filed its revenue allowance application in which it requested a $59,100 increase for 2024 and 2025 based on a weighted average cost of capital of 10.13%. On May 30, 2024, the RA issued a final order authorizing a revenue increase of $33,600 in 2024 and 2025 based on a weighted average cost of capital of 7.79%. New base rates became effective August 1, 2024.

Empire Electric	Arkansas	GRC
On February 14, 2023, filed an application seeking an increase in revenues of $7,300 based on an ROE of 10.25% and an equity ratio of 56% to be phased in over three years. On December 7, 2023, the Arkansas Public Service Commission issued an order approving the settlement agreement authorizing a revenue increase of $5,300. New rates became effective January 1, 2024.

5.Regulatory matters (continued)
Regulatory assets and liabilities consist of the following:

	June 30,	December 31,
	2024	2023
Regulatory assets
Securitized costs, net (a)	$296,918	$—
Rate adjustment mechanism	201,051	192,880
Deferred capitalized costs	147,536	124,517
Fuel and commodity cost adjustments	101,805	326,418
Income taxes	99,847	101,939
Wildfire mitigation and vegetation management (b)	130,564	64,146
Pension and post-employment benefits	62,736	68,822
Environmental remediation	60,365	66,779
Clean energy and other customer programs	31,676	37,214
Debt premium	15,880	18,995
Retired generating plant	14,509	183,732
Asset retirement obligation	13,916	26,620
Cost of removal	11,084	11,084
Rate review costs	9,014	8,815
Long-term maintenance contract	3,948	4,932
Other	109,612	90,790
Total regulatory assets	$1,310,461	$1,327,683
Less: current regulatory assets	(185,938)	(142,970)
Non-current regulatory assets	$1,124,523	$1,184,713

Regulatory liabilities
Income taxes	$273,064	$290,121
Cost of removal	188,840	185,786
Pension and post-employment benefits	111,556	104,636
Fuel and commodity cost adjustments	42,491	42,850
Clean energy and other customer programs	9,746	12,730
Rate adjustment mechanism	1,119	2,078
Other	24,348	96,095
Total regulatory liabilities	$651,164	$734,296
Less: current regulatory liabilities	(88,449)	(99,850)
Non-current regulatory liabilities	$562,715	$634,446
As recovery of regulatory assets is subject to regulatory approval, if there were any changes in regulatory positions that indicate recovery is not probable, the related cost would be charged to earnings in the period of such determination. The Company generally does not earn a return on the regulatory balances except for carrying charges on fuel and commodity cost adjustments, rate adjustment mechanism, clean energy and other customer programs, and rate review costs of some jurisdictions. During the three and six months ended June 30, 2024, the Company recognized $6,030 and $12,729, respectively (2023 - $8,850 and $17,901, respectively) of carrying charges on regulatory balances on the unaudited interim condensed consolidated statements of operations under other income, which was computed using only the debt component of the allowed returned.
5.Regulatory matters (continued)
(a)Securitized costs, net
On January 30, 2024, The Empire District Electric Company securitized, through the issuance of bonds (see note 7(e)), $301,463 of qualified extraordinary costs associated with the February 2021 extreme winter storm conditions experienced in Texas and parts of the central U.S. (the “Midwest Extreme Weather Event”) and energy transition costs related to the retirement of the Asbury generating plant. The securitized costs will be amortized on a straight-line basis over the life of the bonds. During the three and six months ended June 30, 2024, $5,970 and $8,046, respectively were recorded as amortization expense in the unaudited interim condensed consolidated statements of operations under depreciation and amortization. The bonds will be paid through Securitized Utility Tariff Charges, which are designed to recover the full scheduled principal amount of the bonds along with any associated interest and financing costs.
(b) Wildfire mitigation and vegetation management
On July 12, 2019, California Assembly Bill 1054 (“AB 1054”) was enacted. Pursuant to AB 1054, an electrical corporation may petition the California Public Utilities Commission (“CPUC”) for recovery of costs and expenses arising from a covered wildfire and the CPUC may approve recovery of such costs and expenses that are just and reasonable. Liberty CalPeco tracks its wildfire expense (such as payments to satisfy wildfire claims, including any deductibles, co-insurance and other insurance expense paid, outside legal expense incurred in defense of wildfire claims, payments made for wildfire insurance and related risk-transfer mechanisms and the cost of financing these amounts) through a Wildfire Expense Memorandum Account ("WEMA").The standard for cost recovery under AB 1054 has not been interpreted or applied by the CPUC. The Company will continue to evaluate the probability of recovery based on available evidence and applicable legal determinations.
In relation to the Mountain View Fire, the Company has accrued estimated losses of $172,282 for claims arising out of the Mountain View Fire, against which it has recorded expected recoveries through insurance of $116,000 and WEMA of $56,282. The Company records a receivable for recovery when it is deemed probable that recovery will occur and that the Company can reasonably estimate the amount or its range. While the Company plans to seek recovery of the estimated losses in excess of the available insurance, it is subject to approval by the CPUC pursuant to the standard in AB 1054. Refer to Note 19(a) Commitments and contingencies for details.